THE YACKTMAN FUNDS, INC.
                  SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 1998


         On September 15, 1998, Yacktman Asset Management Co. ("Yacktman") sent a letter to the four Directors of The Yacktman Funds, Inc. (the "Fund"), who were not interested persons of Yacktman (Jon D. Carlson, Thomas Hanson, Stanislaw Maliszewski, and Stephen Upton) (the "Independent Directors"), demanding their resignation. Yacktman's letter said that in the event that the Independent Directors did not comply, Yacktman threatened to call a shareholder meeting and solicit proxies to remove the Independent Directors and replace them with a slate of candidates proposed by Yacktman. The Independent Directors refused to resign.

         On September 18, 1998, Yacktman filed a preliminary proxy statement with the Securities and Exchange Commission, in which it proposed the removal of the Independent Directors and their replacement by a slate of candidates proposed by Yacktman. In the preliminary proxy statement, Yacktman stated: "If [shareholders] do not vote to remove the [Independent Directors] from the Board of Directors, we believe your Funds' investment advisory agreements with us will be terminated, either by them or by us as our disagreements with them have become intolerable."

         On September 22, 1998, at a meeting of the Board of Directors of the Fund, the Directors revoked the call for a meeting which had been issued by Donald Yacktman, president of Yacktman, in his then capacity as President of the Fund. The Board also elected Jon D. Carlson as President, Secretary, and Treasurer of the Fund. On September 24, 1998, the Independent Directors asked the Securities and Exchange Commission to take action to prevent Yacktman from attempting to exert undue control over the Independent Directors. There can be no assurance, however, that the Commission will take the requested action. The Directors are considering further action.


September 29, 1998

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